SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):          January 24, 2003

CERTEGY INC.
(Exact Name of Registrant as Specified in its Charter)

Georgia	001-16427	58-2606325
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

11720 Amber Park Drive
Alpharetta, Georgia	30004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:    (678) 867-8000

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

Exhibit 99	Press Release issued by Certegy Inc. announcing its earnings for the quarter ended December 31, 2002, dated January 24, 2003.

Item 9.  Regulation FD Disclosure

On January 24, 2003, Certegy Inc. issued a press release announcing its earnings for the quarter ended December 31, 2002.

A copy of the press release is attached hereto as Exhibit 99 to this Report and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERTEGY INC.

	By:	/s/ Michael T. Vollkommer
Date: January 24, 2003		Michael T. Vollkommer Corporate Vice President and Chief Financial Officer

EXHIBIT INDEX

The following Exhibit is being filed with this Report.

Exhibit No.	Description
99	Press Release of Certegy Inc. dated January 24, 2003.